                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


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                (Name of Registrant as Specified in Its Charter)


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Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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

                                 [VLASIC LOGO]

                                  Vlasic Plaza
                               6 Executive Campus
                       Cherry Hill, New Jersey 08002-4112

                                                                October 20, 2000

NOTICE OF ANNUAL MEETING OF SHAREOWNERS
TUESDAY, DECEMBER 5, 2000

Dear Fellow Shareowner:

You are cordially invited to attend Vlasic Foods International's 2000 Annual Meeting of Shareowners to be held at the Hotel du Pont, Wilmington, Delaware, on Tuesday, December 5, 2000, beginning at 10:00 a.m., Eastern Standard Time. The purpose of the meeting is to:

     1. Elect Directors.

     2. Ratify the appointment of accountants.

     3. Transact any other business properly brought before the meeting.

If you were a shareowner of record at the close of business on October 6, 2000, you may vote by proxy or in person at the annual meeting. Your vote is important. Whether you plan to attend the annual meeting or not, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD and mail it in the envelope provided. You may also vote by telephone or over the Internet. If you attend the meeting and prefer to vote in person, you may do so.

If you wish to attend the annual meeting, you will need to present your admission ticket at the door. Your admission ticket is printed on the back cover of this proxy statement, and directions to the annual meeting are printed on the back cover of this proxy statement.

                                               Sincerely yours,

                                               /s/ Robert F. Bernstock
                                               Robert F. Bernstock
                                               President and Chief Executive
                                               Officer

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
Questions and Answers About the Annual Meeting..............      1

Election of Directors (Proxy Item No. 1)....................      2
     Structure of the Board.................................      3
     Board Meetings and Committees..........................      5
     Compensation of Directors..............................      6

Ownership of Vlasic Common Stock............................      7
     Ownership by Directors and Executive Officers..........      7
     Ownership by Others....................................      7
     Principal Shareowners..................................      8
     Directors and Executive Officers Stock Ownership
       Reports..............................................      9

Compensation of Executive Officers..........................      9
     Report of the Compensation and Organization
       Committee............................................      9
     Summary of Executive Compensation......................     11
     Summary Compensation Table.............................     11
     Option Grants in Last Fiscal Year......................     12
     Aggregated Option Exercises in Last Fiscal Year and
       Fiscal Year-End Option Values........................     12
     Related Party Transactions.............................     13
     Stock Price Performance Graph..........................     14
     Pension Plans..........................................     15
     Termination Agreements.................................     15

Ratification of Independent Accountants (Proxy Item No.
  2)........................................................     16

Submission of Shareowner proposals..........................     17

Other Matters...............................................     17

PROXY STATEMENT FOR THE VLASIC FOODS INTERNATIONAL INC.
2000 ANNUAL MEETING OF SHAREOWNERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because Vlasic Foods International's ("Vlasic's") Board of Directors is soliciting your proxy to vote your shares at the 2000 Annual Meeting of Shareowners. This proxy statement includes information about the issues to be voted upon at the meeting.

This proxy statement is being mailed to shareowners on or about October 20, 2000 to all shareowners of record at the close of business on October 6, 2000. On this record date, there were 45,418,203 shares of Vlasic common stock outstanding and entitled to vote.

HOW MANY VOTES DO I HAVE?

Each share of Vlasic common stock that you own entitles you to one vote.

HOW DO I VOTE?

You can vote by completing, signing, dating and mailing the enclosed proxy card. This year, shareowners who own shares directly in their own name may vote their shares by telephone or via the Internet. When a proxy is returned properly by one of these methods, the shares represented thereby will be voted by the person named as the Directors' proxy in accordance with each shareowner's directions. Proxies will also be considered to be confidential voting instructions to the applicable Trustee with respect to shares held in accounts under the Vlasic Foods International Savings and 401(k) Plan for Salaried Employees and the Vlasic Foods International Savings and 401(k) Plan for Hourly-Paid Employees (collectively "Plans"). If participants in these Plans are also shareowners of record under the same account information, they will receive a single proxy which represents all shares. If the account information is different, then the participants will receive separate proxies.

Direct shareowners of record and participants in savings plans may cast their vote by:

     1) signing, dating and mailing the proxy card in the enclosed postage paid envelope;

     2) using the toll-free phone number listed on the proxy solicitation/voting instruction card; or

     3) using the Internet and voting at the web site listed on the proxy card.

The telephone and Internet voting procedures are designed to authenticate votes cast by use of a voter control number. The procedure allows shareowners to appoint a proxy and the savings plan participants to instruct a plan fiduciary to vote their shares and to confirm their instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy solicitation/voting instruction card.

Shareowners are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Directors (or, in the case of participants in the Plans referred to above, may be voted at the discretion of the applicable Trustee).

Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareowners will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

A shareowner giving a proxy may revoke it by notifying the Corporate Secretary in writing any time before it is voted. If a shareowner wishes to give a proxy to someone other than the Directors' proxy, all three names appearing on the enclosed proxy may be crossed out and the name of another person inserted. The signed proxy card must be presented at the meeting by the person representing the shareowner.

You may come to the annual meeting and cast your vote there. Please bring the admission ticket that can be found on the back cover of this proxy statement. If your shares are held in the name of your broker, bank or other nominee and you wish to vote at the annual meeting, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on October 6, 2000, the record date for voting.

This solicitation of proxies is made on behalf of the Board of Directors of Vlasic with authorization of the Board, and Vlasic will bear the cost. Copies of proxy solicitation material will be mailed to shareowners, and employees of Vlasic may communicate with shareowners to solicit their proxies. Brokers, banks and others holding stock in their names, or in names of nominees, may request and forward copies of the proxy solicitation material to beneficial owners and seek authority for execution of proxies, and Vlasic will reimburse them for their expenses in so doing at the rates approved by the New York Stock Exchange.

WHO WILL COUNT THE VOTE?

Representatives of First Chicago Trust Company, a division of EquiServe, and the Corporate Secretary will tabulate the votes and serve as judges of election.

HOW CAN I GAIN ADMITTANCE TO THE ANNUAL MEETING?

If you plan to attend the annual meeting, you will need to bring your admission ticket that is printed on the back cover of this proxy statement. Shareowners who do not have admission tickets will be admitted upon verification of ownership at the door. Directions to the annual meeting are located on the back cover of this proxy statement.

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

The Board of Directors, pursuant to the By-Laws, has determined that the number of Directors of Vlasic shall be seven. The Directors are to be elected to hold office until the next Annual Meeting of the Shareowners and until their successors are elected and shall have qualified. Directors are elected by a majority of the votes cast. Except as otherwise specified in the proxy, proxies will be voted for election of the nominees named below.

If a nominee becomes unable or unwilling to serve, proxies will be voted for election of such person as shall be designated by the Board of Directors; however, the management knows of no reason why any nominee should be unable or unwilling to serve.

STRUCTURE OF THE BOARD

The following table sets forth information concerning the nominees as of October 6, 2000:

ROBERT F. BERNSTOCK          PRINCIPAL OCCUPATION: PRESIDENT AND CHIEF EXECUTIVE OFFICER,
                             VLASIC FOODS INTERNATIONAL INC.
[ROBERT F. BERNSTOCK         FIRST BECAME DIRECTOR: 1998
PHOTO]                       AGE: 49
                             Mr. Bernstock has been President and Chief Executive Officer of Vlasic since March 1998. Mr. Bernstock served as
                             Executive Vice President of Campbell Soup Company and
                             President of its Specialty Foods Division since July 1997.
                             Prior to that, he was appointed President - U.S. Grocery
                             Division and Senior Vice President of Campbell Soup Company
                             in March 1996. Mr. Bernstock served as
                             President - International Grocery Division from August 1994 to February 1996. He served as President - International
                             Soup Division from June 1993 to July 1994 and was Vice
                             President of Campbell Soup Company. Mr. Bernstock is a
                             Director of the National Food Processors Association, the
                             Rowan University College of Business Administration, the
                             Philadelphia Tennis Patrons and Grocery Manufacturers of
                             America. He is also a former Director of First Brands
                             Corporation, Trustee Emeritus for the Campbell Soup
                             Foundation, Conference Board of Canada and Canada's National
                             Institute of Nutrition.

ROBERT T. BLAKELY            PRINCIPAL OCCUPATION: EXECUTIVE VICE PRESIDENT AND CHIEF
                             FINANCIAL OFFICER, LYONDELL CHEMICAL COMPANY
[ROBERT T. BLAKELY           FIRST BECAME DIRECTOR: 1998
PHOTO]                       AGE: 58
                             Mr. Blakely has been Executive Vice President and Chief
                             Financial Officer of Lyondell Chemical Company since
                             November 1999. Previously, he was Executive Vice President
                             and Chief Financial Officer of Tenneco Inc., a position he held from 1981 to October 1999. He is a member of the Board of Directors of Solutia Inc. and serves as a member of the
                             Advisory Council to the Financial Accounting Standards
                             Board, the Conference Board Council of Financial Executives
                             and as a Trustee of Cornell University.

MORRIS A. COHEN              PRINCIPAL OCCUPATION: MATSUSHITA PROFESSOR, THE WHARTON
                             SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA
[MORRIS A. COHEN             FIRST BECAME DIRECTOR: 1998
PHOTO]                       AGE: 52
                             Mr. Cohen is the Matsushita Professor of Manufacturing and
                             Logistics at the Wharton School of the University of
                             Pennsylvania, where he also holds a secondary appointment in the Department of Systems Engineering of the School of
                             Engineering and Applied Science. He has been a Professor at the Wharton School since 1974. He has been a visiting
                             faculty member at Stanford University and the Massachusetts
                             Institute of Technology, and is Co-Director of Wharton's
                             Fishman-Davidson Center for Service and Operations
                             Management. He is currently a member of Editorial Advisory
                             Board of the Journal of Production and Operations Management
                             and the Journal of Manufacturing and Service Operations
                             Management. He has also done consulting work at Applied
                             Materials, Saturn Corp., Intel, IBM, Merck, MBNA Bank,
                             TIP/GE Capital, Defense Logistics Agency, Campbell Soup
                             Company, the U.S. Navy and Teradyne. He is also Chief
                             Executive Officer of MCA Solutions LLC, a supply chain
                             software company.


TRISTRAM C. COLKET,    PRINCIPAL OCCUPATION: PRIVATE INVESTOR, TEKLOC ENTERPRISES
JR.                    FIRST BECAME DIRECTOR: 1999
[TRISTRAM C. COLKET,   AGE: 62
JR. PHOTO]
                       Mr. Colket has been a private investor since 1967. He
                       served as Chairman of Cressona Aluminum Company from 1979
                       to 1996. He is a Director of the following non-profit
                       organizations: Atlantic Salmon Federation, Children's
                       Hospital of Philadelphia, Children's Hospital Foundation
                       and the Quebec-Labrador Foundation. He is a Trustee of
                       the Colket Foundation.

LAWRENCE C. KARLSON    PRINCIPAL OCCUPATION: CHAIRMAN, AMERISOURCE HEALTH CORPORATION
                       AND MIKRON INSTRUMENTS, INC. FIRST BECAME DIRECTOR: 1998
[LAWRENCE C. KARLSON   AGE 57
PHOTO]
                       Mr. Karlson is Chairman of Amerisource Health
                       Corporation. He also provides consulting services to a
                       wide variety of businesses. Prior to 1993, he served as
                       Chairman of Spectra-Physics AB, formerly Pharos AB, where
                       he had also served as President and CEO. Mr. Karlson is a
                       Director of AmeriSource Health Corporation, CDI
                       Corporation, Mikron Instruments, Inc., Interlogix, Inc.
                       and Spectra-Physics Lasers Inc.

DONALD J. KELLER       PRINCIPAL OCCUPATION: CHAIRMAN, VLASIC FOODS INTERNATIONAL INC.
                       FIRST BECAME DIRECTOR: 1998
[DONALD J. KELLER      AGE: 68
PHOTO]
                       Mr. Keller is Chairman of Vlasic Foods International Inc.
                       He served as Chairman of Prestone Products Corporation
                       from 1995-1997 and as Chairman of B. Manischewitz Co.
                       from 1993-1998. His experience includes WestPoint
                       Pepperell Inc. where he served as President and Chief
                       Operating Officer and General Foods Corporation, where he
                       was an Executive Vice President and Director. Mr. Keller
                       is a Director of Dan River Inc.

SHAUN F. O'MALLEY      PRINCIPAL OCCUPATION: CHAIRMAN EMERITUS, PRICE WATERHOUSE LLP
                       FIRST BECAME DIRECTOR: 1998
[SHAUN F. O'MALLEY     AGE: 65
PHOTO]
                       Mr. O'Malley retired from Price Waterhouse in 1995. He
                       served at Price Waterhouse for many years, most recently
                       as Chairman and Senior Partner. Mr. O'Malley is a
                       Director of the Wharton School at the University of
                       Pennsylvania, Horace Mann Educators Corporation, the
                       Curtis Institute of Music and Chestnut Hill College.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES

BOARD MEETINGS AND COMMITTEES

Our Board of Directors met twelve times in fiscal 2000. In addition to meetings of the Board, Directors attended meetings of Board committees. Each Director attended 75% or more of the total meetings of the Board of Directors and the Board Committees on which the Director served. A description of each committee and its membership as of the record date follows.

Audit Committee

Members: Mr. Blakely, Chair; Mr. Cohen; Mr. Karlson

The Audit Committee, composed of non-employee Directors, met six times in fiscal 2000. The Committee's mission is to oversee the adequacy of Vlasic's internal control systems and the accuracy and integrity of its financial reporting. In addition, the Audit Committee sets a positive "tone at the top" which fosters a company-wide attitude of integrity and control consciousness.

The Committee recommends the appointment of Vlasic's independent accountants and confers independently with the internal auditor and the independent accountants. The Committee reviews non-audit services to be performed by the independent accountants and determines appropriate fees for both audit and non-audit services.

Compensation and Organization Committee

Members: Mr. O'Malley, Chair; Mr. Colket; Mr. Keller

The Compensation and Organization Committee composed of non-employee Directors, met five times in fiscal 2000. The mission of the Compensation and Organization Committee is to provide an independent review of Vlasic's organization, its performance objectives and management's compensation. The Chairman of the Committee and the Chairman of the Board share responsibility for the Chief Executive Officer evaluation process.

Governance Committee

Members: Mr. Keller, Chair; Mr. Blakely; Mr. O'Malley

The Governance Committee is composed of non-employee Directors. The mission of the Governance Committee is to assure the independence of the Board as it exercises its corporate governance and oversight roles. The Governance Committee did not hold any meetings during fiscal 2000.

The Governance Committee seeks potential nominees for Board membership in various ways and will consider suggestions submitted by shareowners. Such suggestions, together with appropriate biographical information, should be submitted to the Corporate Secretary of Vlasic.

COMPENSATION OF DIRECTORS

A Director who is a Vlasic employee does not receive payment for his services as a Director.

The following table displays all components of compensation for non-employee
Directors:

----------------------------------------------------------------------------------
FORM OF COMPENSATION                               AMOUNT OF COMPENSATION
----------------------------------------------------------------------------------
  Annual Option Grant*                                    $45,000
----------------------------------------------------------------------------------
  Board Attendance Fee**
     (per meeting)                                        $ 3,000
----------------------------------------------------------------------------------
  Committee Attendance Fee**
     (per meeting)                                        $ 1,500
----------------------------------------------------------------------------------
  Committee Chair
     (per meeting)                                        $   500
----------------------------------------------------------------------------------
  Other Meetings Requiring Attendance**
     (per meeting)                                        $ 1,500
----------------------------------------------------------------------------------

 * Non-employee Directors are granted stock options that have a Black-Scholes value of approximately $45,000 ($150,000 for the Chairman) with the exercise price based on the fair market value of Vlasic common stock on the date of grant. These options vest cumulatively over three years at the rate of 30%, 60% and 100%, respectively on the first three anniversaries (new Directors will receive a prorated amount of options based on date of election). The stock options have a term of ten years. Because of a change in grant date timing, no options were issued to non-employee Directors during fiscal 2000.

** $500 per conference call meeting attended.

Mr. Keller receives an annual retainer of $100,000 in exchange for his services as Chairman of the Board of Directors.

Non-employee Directors do not have a retirement plan nor do they participate in Vlasic's benefit plans. They are, however, covered under Vlasic's business travel accident insurance policy while traveling on the Company's business.

Directors have the option to elect to defer all or a portion of any cash compensation. Directors are reimbursed for actual travel costs.

OWNERSHIP OF VLASIC COMMON STOCK

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding beneficial ownership as of October 6, 2000, of the Vlasic common stock of each Director, Vlasic's five most highly compensated Executive Officers and the Directors and Executive Officers as a group and also sets forth stock units credited to the individual's deferred compensation account. The account reflects the election of the individuals to defer previously earned compensation into Vlasic stock units. The individuals are fully at risk as to the price of Vlasic stock in their deferred stock accounts. Additional stock units are credited to the accounts to reflect accrual of dividends, if any. The stock units do not carry any voting rights.

---------------------------------------------------------------------------------------------------------------------
                                                            AGGREGATE NUMBER                        TOTAL NUMBER OF
                                                                   OF                VLASIC           SHARES AND
                                                           SHARES BENEFICIALLY       STOCK             DEFERRED
                          NAME                                  OWNED(a)            DEFERRED             STOCK
---------------------------------------------------------------------------------------------------------------------
  Robert F. Bernstock....................................         692,133           210,688              902,821
---------------------------------------------------------------------------------------------------------------------
  Robert T. Blakely......................................           5,232             2,371                7,603
---------------------------------------------------------------------------------------------------------------------
  Morris A. Cohen........................................           3,867             8,634               12,501
---------------------------------------------------------------------------------------------------------------------
  Tristram C. Colket, Jr.(b).............................       1,271,388             9,911            1,281,299
---------------------------------------------------------------------------------------------------------------------
  Lawrence C. Karlson....................................          22,122            14,134               36,256
---------------------------------------------------------------------------------------------------------------------
  Donald J. Keller.......................................          46,241                                 46,241
---------------------------------------------------------------------------------------------------------------------
  Shaun F. O'Malley......................................           5,132             9,740               14,872
---------------------------------------------------------------------------------------------------------------------
  Norma B. Carter........................................          97,448            22,086              119,534
---------------------------------------------------------------------------------------------------------------------
  Mark I. McCallum.......................................          51,258                                 51,258
---------------------------------------------------------------------------------------------------------------------
  Joseph Adler...........................................          88,108             5,143               93,251
---------------------------------------------------------------------------------------------------------------------
  Mitchell P. Goldstein(c)...............................           7,652            12,209               19,861
---------------------------------------------------------------------------------------------------------------------
  All Directors and Executive Officers (5) as a group....       2,290,581           294,916            2,585,497
---------------------------------------------------------------------------------------------------------------------

(a) The shares shown include 771,445 shares of common stock with respect to which Executive Officers have a right, as of December 5, 2000, to acquire beneficial ownership because of vested stock options. All persons listed own less than 1.0% of Vlasic's outstanding share of common stock except: Mr. Colket who owns 2.8% of the outstanding shares of common stock and Mr. Bernstock who beneficially owns 1.5%. All Directors and Executive Officers (5 persons) as a group own 5.0% of outstanding shares. This includes shares owned directly or indirectly.

(b) The shares shown for Mr. Colket include 160 shares owned by his wife, 15,200 shares owned as trustee for a charitable trust and 124,888 shares owned by his wife as trustee for a trust for their children.

(c) Mitchell P. Goldstein resigned as Vice President and Chief Financial Officer, effective January 2000.

OWNERSHIP BY OTHERS

At the close of business on October 6, 2000, the record date for the meeting, there were outstanding and entitled to vote 45,418,203 shares of Vlasic common stock, each having one vote. The holders of a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the meeting.

PRINCIPAL SHAREOWNERS

Information concerning the owners of more than 5% of the outstanding Vlasic common stock as of October 6, 2000, the record date for the meeting follows:

                                                             AMOUNT/NATURE OF      PERCENT OF
                                                                BENEFICIAL         OUTSTANDING
NAME/ADDRESS                                                    OWNERSHIP             STOCK
------------                                               --------------------    -----------
Bennett Dorrance                                                5,234,967(1)        11.5  %
DMB Associates,
7600 E. Doubletree Ranch Road
Suite 300
Scottsdale, AZ 85258
Mary Alice Malone                                               5,411,842(2)        11.9  %
Iron Spring Farm, Inc.
R.D. #3,
Coatesville, PA 19320
Dorrance H. Hamilton, Charles H. Mott and                       6,019,890(4)        13.3  %
John A. van Beuren Voting Trustees under the Major
Stockholders' Voting Trust dated as of June 2, 1990, and
amended March 2, 2000 ("Voting Trust") and related
persons,
P. O. Box 4098
Middletown, RI 02842
Note (3)

(1) Bennett Dorrance is a grandson of Dr. John T. Dorrance and the brother of Mary Alice Malone. Share ownership does not include 98,242 shares held as one of the Trustees for trusts for, or as guardian of, his children, as to which shares he disclaims beneficial ownership.

(2) Mary Alice Malone is a granddaughter of Dr. John T. Dorrance. Share ownership shown includes 2,228,387 shares held as trustee of her Grantor Retained Annuity Trusts established in 1999 and 2000. Share ownership shown does not include 10,232 shares held by a trust under the will of her father, John T. Dorrance, Jr. for the benefit of her children, of which she is one of four trustees and as to which shares she disclaims beneficial ownership. Does not include 2,910 shares held by her cousins as trustees of a trust for her children, as to which shares she disclaims beneficial ownership.

(3) The June 2, 1990 Voting Trust was formed by certain descendants (and spouses, fiduciaries and a related foundation) of the late Dr. John T. Dorrance. The Voting Trust initially covered shares of Campbell Soup Company. By the terms of the Voting Trust, shares of Vlasic received by the Trustees pursuant to the spin-off became subject to the Voting Trust. The participants have indicated that they formed the Voting Trust as a vehicle for acting together as to matters which may arise affecting Campbell's business, in order to attain their objective of maximizing the value of their shares. It is expected that the Voting Trust will act in the same capacity with respect to Vlasic.

     The Trustees act for participants in communications with the Vlasic Board of Directors. Participants believe the Voting Trust may also facilitate communications between the Vlasic Board and the participants. Under the Voting Trust, all shares held by the trust will be voted by the Trustees whose decision must be approved by at least two Trustees if there are three Trustees then acting. In the event of a disagreement among the Trustees designated by the family groups participating in the trust, the shares of the minority may be withdrawn. The Voting Trust was formed on June 2, 1990 and continues until June 1, 2003, unless it is sooner terminated or extended.

(4) Includes 5,904,290 shares (13.0% of the outstanding shares) held by the Voting Trustees with sole voting power and 115,600 shares held by participants outside the Voting Trust or by persons related to them, for a total of 6,019,890 shares (13.3% of the outstanding shares). Includes (i) 2,832,835 shares (6.2% of the outstanding shares) with shared dispositive power held by three trusts of which Mrs. Hamilton is a trustee, 200 Eagle Road, Suite 316, Wayne, PA 19087; and (ii) 2,728,234 shares (6.0% of the outstanding shares) held by Hope H. van Beuren and her husband John A. van Beuren, P. O. Box 4098, Middletown, RI 02842 with shared dispositive power held by a family partnership. Participants in the Voting Trust have certain rights to withdraw shares deposited with the Voting Trustees including the right to withdraw these shares prior to any annual or special meeting of Vlasic shareowners. Dispositive power as used above means the power to direct the sale of shares; in some cases it does not include the power to direct how the proceeds of sale can be used.

The foregoing information relating to shareowners is based upon Vlasic stock records, Form 13D and Form 13G filings, and data supplied to Vlasic by the shareowners as of the record date for the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS STOCK OWNERSHIP REPORTS

The federal securities laws require that Vlasic's Directors and Executive Officers, and any person who owns more than ten percent of Vlasic's common stock, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of any securities of Vlasic.

To Vlasic's knowledge, based solely on review of the copies of such reports furnished to Vlasic and written representations that no other reports were required, during the fiscal year ended July 30, 2000, all of Vlasic's Executive Officers, Directors, and greater-than-ten-percent beneficial owners made all required filings.

COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

The Compensation and Organization Committee of the Board of Directors (the "Committee") is comprised of three independent non-employee Directors. The Committee provides an independent review of the Company's organization, its performance objectives and management's compensation.

Policies and Objectives

Vlasic's executive compensation is designed to provide compensation competitive with other similar companies; to align executive compensation with shareowners' interests; and to attract, retain and motivate talented executives who will guide us through our business challenges. The key components of Vlasic's executive compensation program are: (a) base salary - targeted at competitive levels for comparable size firms within the food industry, (b) annual bonus - based on attainment of specific financial objectives for the total corporation and (c) long-term incentive - based on a combination of company-wide performance and individual performance. The executive compensation program maintains an "at risk" focus, with the percentage of the total compensation from short and long term incentives for executives increasing with their level of responsibility within the organization.

Annual Incentive Plan

The annual incentive plan for eligible management level employees provides for bonuses to be determined shortly after the end of the fiscal year. For fiscal 2000, annual bonus awards depended principally upon achieving corporate earnings per share ("EPS") targets set prior to the beginning of the year. EPS attainment was measured quarterly on a cumulative basis. Fiscal 2000 EPS objectives were met for the first quarter resulting in a payment of 6.25% of the annual target for the first quarter only. Because EPS objectives were not met for the remaining quarters, no additional payments were made.

The Committee may also consider adjusting the target awards based on the employee's personal performance as measured against his or her particular responsibilities.

Long-Term Incentive Plan

Vlasic's long-term incentive plan currently utilizes stock option grants for eligible management level employees. All options have a ten-year term and an exercise price equal to or greater than the fair market value of a share of Company common stock on the grant date. During fiscal 2000, options were granted to all eligible management level employees in September 1999.

In order to compensate for long-term incentive awards forfeited when leaving Campbell Soup Company after the spin-off, the options granted in April 1998 to the top 15 key executives were triple the size of a target grant (the "Triple Grant") and vest cumulatively over three years at the rate of 30%, 60% and 100%, respectively, on the first three anniversaries beginning in April 2000. All options except for the Triple Grant vest approximately in thirds on each of the first three anniversaries of the stock option grant date.

"Focus on Business" Bonus

In addition to the Annual Incentive Plan and the Long-Term Incentive Plan, the Board of Directors has the discretion to approve periodic special cash bonuses to employees in an effort to maintain employee focus while the Company undergoes its strategic review process begun in February 2000. The special cash bonus awards are payable to employees who continue employment with the Company until predetermined specified dates or until certain criteria are met.

At the end of fiscal 2000, one such special cash bonus was granted to approximately 290 employees, including Executive Officers, who were in active employment status as of July 30, 2000.

Compensation and Evaluation of Chief Executive Officer

The determination of the Chief Executive Officer's salary, bonus and annual grant of stock options followed all of the policies set forth above for all other executives.

Robert F. Bernstock served as President and Chief Executive Officer of Vlasic during fiscal 2000. His annual salary was set at $615,500 in October 1999, after consideration of independent survey data.

The Chairman of the Board and the Chairman of the Committee share responsibility for the evaluation of Mr. Bernstock. The process is started by having Mr. Bernstock prepare a self evaluation summarizing his accomplishments relative to each of his accountabilities including financial results; strategic planning; organizational planning; communications/external relations; relations with the Board of Directors; and leadership/human resources. The Chairman of the Board and the Chairman of the Committee review Mr. Bernstock's self evaluation, prepare a final evaluation and present it to the Committee. The Committee recommends the CEO compensation action to the Board. Without the CEO present, the Board reviews and acts upon the written evaluation and the Committee's recommendation for the CEO compensation.

The Chairman of the Board then meets with Mr. Bernstock to discuss the evaluation and the compensation action.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a deduction for annual compensation to a public company's chief executive officer or any of the four other most highly compensated officers in excess of $1,000,000, unless such compensation is "performance-based," as defined under Section 162(m). The Annual Incentive and Long-Term Incentive Plans are designed so that amounts received pursuant to such plans satisfy the requirements for "performance-based" compensation under Section 162(m).

Vlasic's policy is generally to preserve the federal income tax deductibility of compensation paid. However, notwithstanding Vlasic's general policy, the Committee and Board may authorize payments that may not be deductible if they believe that such payments are in the best interests of Vlasic and its shareowners.

COMPENSATION AND ORGANIZATION COMMITTEE

Shaun F. O'Malley, Chairman
Tristram C. Colket, Jr.
Donald J. Keller

COMPENSATION AND ORGANIZATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

None.

SUMMARY OF EXECUTIVE COMPENSATION

The following table sets forth the compensation received by Vlasic's President and Chief Executive Officer and the four other most highly compensated Executive Officers for fiscal 1998, 1999 and 2000. Amounts shown include compensation paid or awarded to the named Executive Officers for periods prior to the spin-off.

SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------------
                                                 ANNUAL COMPENSATION                 LONG-TERM AWARDS
                                         ----------------------------------- --------------------------------
                                                                                RESTRICTED       SECURITIES
                                                                                   STOCK         UNDERLYING       ALL OTHER
      NAME AND PRINCIPAL        FISCAL                                            AWARDS          OPTIONS       COMPENSATION
           POSITION              YEAR       BASE SALARY          BONUS              (1)            (#)(2)          ($)(3)
-------------------------------------------------------------------------------------------------------------------------------
 Robert F. Bernstock             2000        $610,349          $ 31,250           $     0          65,000          $16,040
 President and                   1999        $570,437          $      0           $     0               0          $14,261
 Chief Executive Officer         1998        $446,667          $347,489           $     0         450,000          $23,825
-------------------------------------------------------------------------------------------------------------------------------
 Norma B. Carter
 Vice President,                 2000        $206,400          $ 38,125           $     0          25,350          $ 6,113
 General Counsel and             1999        $187,000          $      0           $     0               0          $ 4,675
 Corporate Secretary             1998        $170,000          $121,849           $22,006          65,000          $ 8,755
-------------------------------------------------------------------------------------------------------------------------------
 Mark I. McCallum(4)             2000        $201,300          $ 36,625           $     0          14,105          $56,933
 Vice President and              1999        $182,250          $      0           $     0               0          $ 4,556
 President -- North America      1998        $161,264          $ 64,931           $     0          50,000          $ 6,786
-------------------------------------------------------------------------------------------------------------------------------
 Joseph Adler                    2000        $193,600          $ 30,625           $     0          14,105          $ 5,606
 Vice President and              1999        $179,167          $      0           $     0               0          $ 4,479
 Controller                      1998        $159,375          $ 70,733           $     0          35,000          $ 6,903
-------------------------------------------------------------------------------------------------------------------------------
 Mitchell P. Goldstein(5)        2000        $119,223          $  9,469           $     0          25,350          $ 3,217
 Vice President and              1999        $215,000          $      0           $     0          25,000          $ 5,375
 Chief Financial Officer         1998        $190,000          $ 73,665           $13,779          50,000          $ 7,910
-------------------------------------------------------------------------------------------------------------------------------

(1) The Restricted Stock Awards for 1997 for the fiscal 1998 to 2000 performance period were forfeited at the time of the spin-off from Campbell. In order to compensate for this, the options granted in April 1998 to the top 15 key executives were triple the size of a target grant.

(2) The stock option grants shown for 1998 represent options on Vlasic common stock that were granted under Vlasic's Long-Term Incentive Plan approved by the Board of Directors on March 9, 1998.

(3) "All Other Compensation" consists of contributions to the tax qualified Savings Plan (401(k)) and allocations to the unfunded non-qualified Deferred Compensation Plan because of limitations on the annual compensation that must be taken into account under the 401(k) Plan.

(4) Mr. McCallum, an expatriate, received a lump sum payment of $50,985 to compensate him for certain housing costs associated with his expatriate status.

(5) Mr. Goldstein resigned as Vice President and Chief Financial Officer, effective January 2000.

OPTION GRANTS IN LAST FISCAL YEAR

---------------------------------------------------------------------------------------------------------------------
                                                                                                         GRANT DATE
                                                INDIVIDUAL GRANTS                                           VALUE
---------------------------------------------------------------------------------------------------------------------
                                             NUMBER         % OF TOTAL
                                               OF            OPTIONS
                                           SECURITIES       GRANTED TO      EXERCISE
                                           UNDERLYING       EMPLOYEES          OR                        GRANT DATE
                                            OPTIONS             IN            BASE                         PRESENT
                                            GRANTED        FISCAL YEAR        PRICE       EXPIRATION        VALUE
                 NAME                        (#)(1)            (2)           ($/SH)          DATE          ($)(3)
---------------------------------------------------------------------------------------------------------------------
  Robert F. Bernstock                        65,000            8.4%          $7.500       9/17/2009       $317,200
---------------------------------------
  Norma B. Carter                            25,350            3.3%          $7.500       9/17/2009       $123,708
---------------------------------------
  Mark I. McCallum                           14,105            1.8%          $7.500       9/17/2009       $ 68,832
---------------------------------------
  Joseph Adler                               14,105            1.8%          $7.500       9/17/2009       $ 68,832
---------------------------------------
  Mitchell P. Goldstein                      25,350            3.3%          $7.500       4/14/2000       $123,708
---------------------------------------------------------------------------------------------------------------------

(1) The options shown in this table are options to purchase Vlasic Stock. These options have a ten-year term and vest cumulatively over three years at the rate of 30%, 60% and 100%, respectively, beginning in September 2000. All options vest immediately in the event of a Change in Control.

(2) Percentages are based upon the total number of options on Vlasic common stock granted to employees during the fiscal year under the Vlasic Foods International Long-Term Incentive Plan.

(3) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option pricing models require a prediction about the future movement of stock price. The following assumptions were made for the purposes of calculating the grant date present value: option term of 6 years, volatility of 71.6%, 0% dividend yield, and interest of 4.9% (6-year Treasury note rate). The real value of options in this table depends upon the actual performance of Vlasic Stock during the applicable period and upon when they are exercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

---------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                                                        AT FY-END (#)                AT FY-END ($)(1)
NAME                               SHARES           VALUE       ------------------------------ ----------------------------
                                ACQUIRED ON        REALIZED              EXERCISABLE/                  EXERCISABLE/
                                EXERCISE (#)         ($)                UNEXERCISABLE                 UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------
  Robert F. Bernstock               0                $0               582,327/380,000                     $0/$0
---------------------------------------------------------------------------------------------------------------------------
  Norma B. Carter                   0                $0                66,878/70,850                      $0/$0
---------------------------------------------------------------------------------------------------------------------------
  Mark I. McCallum                  0                $0                39,373/49,105                      $0/$0
---------------------------------------------------------------------------------------------------------------------------
  Joseph Adler                      0                $0                47,300/38,605                      $0/$0
---------------------------------------------------------------------------------------------------------------------------
  Mitchell P. Goldstein             0                $0                     0/0                           $0/$0
---------------------------------------------------------------------------------------------------------------------------

(1) These year-end values represent the difference between (a) the fair market value of the company common stock underlying the options on July 30, 2000 (Vlasic market price of $1.5625) and (b) the exercise prices of the options. "In-the-money" means that the fair market value of the underlying stock is greater than the option's exercise price on the valuation date.

RELATED PARTY TRANSACTIONS

As of June 28, 2000 the Company executed an amendment to the senior credit bank facility to provide for participation in the facility by certain descendants of Dr. John T. Dorrance (the Dorrance Family Participants). The Dorrance Family Participants will provide funding to the Company through participation in the senior credit facility bank syndicate by providing $1 of funding for each $1 supplied by the bank syndicate up to a maximum participation of $17.5 million. The Dorrance Family Participants will receive a one-time origination fee of $350,000, interest of 2% per annum in addition to that otherwise payable under the senior credit bank facility and a fee equal to 5% of the total outstanding shares multiplied by the excess of the closing price of Vlasic common stock over $1.94 per share on a date of their choice. The loan, together with all accrued interest and fees, is payable on February 28, 2001. Dorrance Family Participants include, but are not limited to, the descendants of Dr. John T. Dorrance listed in this proxy.

The Company believes that the terms of the transaction discussed above between the Company and its affiliates, are similar to those that would have been obtained in like transactions with others considering the nature of the transactions and the availability of comparable funding.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total return to shareowners on Vlasic's common stock with the cumulative total return on each of three indices: the Standard & Poor's 500 Stock Index (S&P 500), the Standard & Poor's 500 Food Index (S&P Food) and the Standard & Poor's Midcap Food Group (S&P Midcap Food). We have chosen to compare Vlasic's performance with that of these three indices to show the performance of the Food Group within the S&P 500 compared to the S&P 500 as well as the S&P Mid Cap Food Group of which Vlasic is a component. The graph assumes that $100 was invested on March 10, 1998, in each of Vlasic stock, the S&P 500, the S&P Food Group and the S&P Midcap Food Group and that all dividends were reinvested.

                          VLASIC RETURN TO SHAREOWNERS
                      COMPARISON WITH MAJOR MARKET INDICES

                          TOTAL RETURN TO STOCKHOLDERS
[VLASIC RETURN TO STOCKHOLDERS GRAPH]

                                            VLASIC STOCK             S&P 500                S&P FOOD           S&P MIDCAP FOOD
                                            ------------             -------                --------           ---------------
10-Mar-98                                        100                    100                    100                    100
31-Jul-98                                       77.2                  105.9                   94.3                     91
30-Jul-99                                       32.7                    127                   89.9                   81.3
28-Jul-00                                        6.9                  137.1                   80.1                   65.4

PENSION PLANS

The following table illustrates the approximate annual pension that may become payable to an employee in the higher salary classifications under Vlasic's regular and supplementary pension plans.

    AVERAGE
  COMPENSATION
   IN HIGHEST                   ESTIMATED ANNUAL PENSIONS
   5 YEARS OF                        YEARS OF SERVICE
 LAST 10 YEARS     ----------------------------------------------------
 OF EMPLOYMENT        20         25         30         35         40
----------------   --------   --------   --------   --------   --------
   $  200,000      $ 56,490   $ 70,613   $ 84,735   $ 89,735   $ 94,735
   $  300,000      $ 86,490   $108,113   $129,735   $137,235   $144,735
   $  400,000      $116,490   $145,613   $174,735   $184,735   $194,735
   $  500,000      $146,490   $183,113   $219,735   $232,235   $244,735
   $  600,000      $176,490   $220,613   $264,735   $279,735   $294,735
   $  700,000      $206,490   $258,113   $309,735   $327,235   $344,735
   $  800,000      $236,490   $295,613   $354,735   $374,735   $394,735
   $  900,000      $266,490   $333,113   $399,735   $422,235   $444,735
   $1,000,000      $296,490   $370,613   $445,735   $469,735   $494,735

Compensation covered for Executive Officers named in the table on page 11 is the same as the total salary and bonus shown in that table. These estimated amounts assume retirement at age 65 (normal retirement age) with a straight-life annuity without reduction for a survivor annuity or for optional benefits. They are not subject to deduction for Social Security benefits or other offsets. The years of service set forth below for Mr. Bernstock include additional years of service pursuant to a Mid-Career Hire Pension Agreement designed to replace a similar plan at Campbell Soup Company and include years of service while an employee of Campbell. As of the end of fiscal 2000, the full years of accrued service under the pension plans for Mr. Bernstock was 23. As of the end of fiscal 2000, the full years of accrued service under the pension plan for the following four individuals other than Mr. Bernstock named in the compensation table on page 11 were as follows: Ms. Carter, 19; Mr. McCallum, 4; Mr. Adler, 18 and Mr. Goldstein, 5.

TERMINATION ARRANGEMENTS

On June 22, 1998 Mr. Bernstock entered into a Severance Protection Agreement which provided for severance pay and certain benefits upon the occurrence of certain conditions after a Change in Control. In recognition of the changed circumstances since June 1998, and Mr. Bernstock's unique abilities and value to the Company at the present time, Vlasic has entered into three new agreements with Mr. Bernstock: 1) a Severance Protection Agreement (which supercedes the prior Severance Protection Agreement dated June 22, 1998); 2) a Confidential Information and Non-Competition Agreement; and 3) an Incentive Compensation Agreement. The independent members of the Board of Directors unanimously approved entry into these Agreements.

The new Severance Protection Agreement provides for the payment of severance pay should a Change in Control occur. In order to receive severance pay under this Agreement, Mr. Bernstock's employment must be terminated: (a) involuntarily by Vlasic, without cause, whether actual or "constructive," within two years following a Change in Control; or (b) by Mr. Bernstock within a thirty day "window period" beginning one year after a Change in Control.

Generally, a "Change in Control" will be deemed to have occurred in any of the following circumstances:

     (i) the acquisition of 25% or more of the outstanding voting stock of Vlasic by any person or entity, with certain exceptions for John T. Dorrance family members;

     (ii) the persons serving as Directors of Vlasic as of July 7, 1998 and those replacement or additions subsequently approved by a two-thirds vote of the Board, cease to make up at least two-thirds of the Board;

     (iii) a merger, consolidation or share exchange in which the shareowners of Vlasic prior to the merger wind up owning 80% or less of the surviving corporation; or

     (iv) a complete liquidation or dissolution of Vlasic or disposition of all or substantially all of the assets of Vlasic.

If triggered under the new Severance Protection Agreement, severance pay would be $500,000. The superceded Severance Protection Agreement provided severance pay and benefits which, in total value, exceeded $4.0 million.

The Confidential Information and Non-Competition Agreement becomes effective should Mr. Bernstock's employment be terminated: (a) involuntarily by Vlasic, without cause, whether actual or "constructive," within two years following a Change in Control; or (b) by Mr. Bernstock within a thirty day "window period" beginning one year after a Change in Control. Upon becoming effective, Mr. Bernstock would receive a lump-sum payment of $3.5 million. If this Agreement becomes effective, Mr. Bernstock would be precluded, for a period of three years from the termination of his Company employment from: a) joining certain businesses which compete with the Company's businesses; b) diverting customers or business from the Company; or c) soliciting for employment or employing Company employees. The definition of Change in Control is the same as in the Severance Protection Agreement.

The Incentive Compensation Agreement provides that should there be a sale of the Company or its businesses, as determined by the Company's Board of Directors, and should Mr. Bernstock be employed by the Company on certain defined dates, then Mr. Bernstock will be entitled to a lump sum payment ranging from $0 to $3.2 million depending upon the results of any future sale of the Company or its businesses, if any.

RATIFICATION OF INDEPENDENT ACCOUNTANTS (PROXY ITEM NO. 2)

The proxy, unless otherwise directed thereon, will be voted for a resolution ratifying action of the Board, upon the recommendation of its Audit Committee, appointing the firm of PricewaterhouseCoopers LLP Certified Public Accountants, as independent accountants to conduct an audit of the accounts of Vlasic for fiscal 2001. PricewaterhouseCoopers was originally appointed to act as the Company's independent accountants in March 1998 when Vlasic became an independent entity. PricewaterhouseCoopers is knowledgeable about the Company's operations and accounting practices and is well qualified to act as independent accountants.

The vote required for ratification is a majority of shares voting. If the resolution is rejected, or if PricewaterhouseCoopers declines to act or becomes incapable of acting, or if their employment is discontinued, the Board will appoint other accountants whose continued employment after the 2001 Annual Meeting of Shareowners will be subject to ratification by the shareowners.

Representatives of PricewaterhouseCoopers will be at the 2000 Annual Meeting of Shareowners to make a statement if they desire to do so and to answer questions.

For fiscal 2000 PricewaterhouseCoopers also examined the separate financial statements of certain of Vlasic's foreign subsidiaries and provided other audit services to Vlasic in connection with debt offerings, Securities and Exchange Commission filings, review of periodic financial statements and audits of certain employee benefit plans.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

SUBMISSION OF SHAREOWNER PROPOSALS

Under the rules of the Securities and Exchange Commission now in effect, shareowner proposals intended for inclusion in next year's Proxy Statement must be directed to the Corporate Secretary at Vlasic Plaza, Six Executive Campus, Cherry Hill, New Jersey, 08002-4112, and must be received by June 22, 2001.

If you wish to nominate Directors and/or propose proper business from the floor for consideration at next year's Annual Meeting of Shareowners, our By-Laws provide that:

     - You must notify Vlasic's Secretary in writing.

     - Your notice must be received at Vlasic's world headquarters not earlier than September 6, 2001 and not later than October 6, 2001.

     - Your notice must contain the specific information required in our By-Laws. We will send copies of these requirements to any shareowner who writes to us requesting this information.

Please note that these three requirements apply only to matters that you wish to bring before your fellow shareowners at the 2001 Annual Meeting of Shareowners without submitting them for possible inclusion in our fiscal 2001 proxy materials.

OTHER MATTERS

As of the mailing date for this proxy statement, the Board of Directors knows of no other matters to be presented for action at the meeting. If other matters are properly brought before the meeting, it is the intention of the Directors' proxy to vote on such matters in accordance with the Directors' proxy's best judgment.

                                      /s/ Norma B. Carter
                                      Norma B. Carter
                                      Corporate Secretary

October 20, 2000

NOTE: SHAREOWNERS MAY RECEIVE A COPY OF THE COMPANY'S ANNUAL FORM 10-K REPORT, WITHOUT CHARGE, BY WRITING INVESTOR RELATIONS AT VLASIC'S HEADQUARTERS, BY CALLING (856) 969-7152 OR BY SENDING AN E-MAIL TO
INVESTOR _ RELATIONS@VLASIC.COM.

DIRECTIONS TO HOTEL DU PONT

FROM PHILADELPHIA ON I-95 SOUTH

1.  Take I-95 South through Chester to Wilmington.
2.  Follow I-95 South to Exit 7A marked "52 South, Delaware Ave."
3. Follow exit road (11th Street) to intersection with Delaware Ave. marked "52 South, Business District."
4.  At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5. Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street. Car Park is on left.

FROM BALTIMORE ON 1-95

1.  Follow I-95 North to Wilmington, take Exit 7 marked "Route 52, Delaware
    Ave."
2.  From right lane, take Exit 7 onto Adams Street.
3. At the third traffic light on Adams Street, turn right. Follow sign marked "52 South, Business District."
4.  At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5. Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street. Car Park is on left.

FROM ROUTE 202

1.  Follow Route 202 to I-95 intersection. Take I-95 South.
2. Take I-95 South, follow steps 2 - 5 in first paragraph titled "From Philadelphia on I-95 South."

FROM NEW JERSEY
(NEW JERSEY TURNPIKE)

1.  Take the New Jersey Turnpike South to Delaware Memorial Bridge.
2.  After crossing the Delaware Memorial Bridge, follow signs to I-95 North.
3. From I-95 North, follow steps 1 -- 5 in second paragraph titled "From Baltimore on I-95."

FROM DOWNSTATE DELAWARE

1.  Take Route 13 North, into Wilmington.
2.  Follow signs marked "North Business, Route 13" to the eighth traffic light.
3.  At the eighth light, make a left onto 10th Street.
4.  Follow 10th Street three blocks to Orange Street. Make a right on Orange.
5. Next block is 11th Street. Turn right. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, continue on Orange Street. Car Park is on left.
                                                                           [MAP]
                                       -----------------------------------------
                                                     [VLASIC LOGO]
                                             Annual Meeting of Shareowners
                                                     Hotel du Pont
                                                11th and Market Street
                                              Wilmington, Delaware 19801
                                                   December 5, 2000
                                                      10:00 A.M.
                                                   ADMISSION TICKET
                                       -----------------------------------------

P
R
O
X
Y



                         VLASIC FOODS INTERNATIONAL INC.
                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING ON DECEMBER 5, 2000.

The undersigned hereby appoints Donald J. Keller, or, in his absence, Robert F. Bernstock, or, in the absence of both of them, Norma B. Carter, and each or any of them, proxies with full power of substitution, to vote all shares the undersigned is entitled to vote, at the Annual Meeting of Shareowners of Vlasic Foods International Inc. to be held at The Hotel du Pont, 11th & Market St., Wilmington, Delaware at 10:00 a.m. and at any adjournments thereof, on all matters coming before the meeting, including the items referred to on the reverse side hereof. If the undersigned is a participant in one of the Vlasic Foods International Inc. Savings and 401(k) Plans (any of such plans, a "Savings Plan"), then the undersigned hereby directs the respective trustee of the applicable Savings Plan to vote all shares of Vlasic Foods International Inc. Common Stock in the undersigned's Savings Plan account at the aforesaid Annual Meeting and at any adjournments thereof, on all matters coming before the meeting, including the items referred to on the reverse side hereof.

                                         (Change of Address/Comments)

                                -----------------------------------------------

                                -----------------------------------------------

                                -----------------------------------------------
                                (If you have written in the above space, please mark the corresponding box on the reverse side of this card)

To vote in accordance with the Board of Directors' recommendations just sign the reverse side; no boxes need to be marked. Please return proxy card promptly using the enclosed envelope.

                                                                SEE REVERSE SIDE

         FOLD AND DETACH PROXY CARD HERE AND RETURN IN ENCLOSED ENVELOPE


DIRECTIONS TO HOTEL DU PONT

FROM PHILADELPHIA ON I-95 SOUTH

1.  Take I-95 South through Chester to Wilmington.

2.  Follow I-95 South to Exit 7A marked "52 South, Delaware Ave."

3. Follow exit road (11th Street) to intersection with Delaware Ave. marked "52 South, Business District."

4.  At the Delaware Ave. intersection, bear left, continuing on 11th Street.

5. Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street. Car Park is on left.

FROM BALTIMORE ON I-95

1. Follow I-95 North to Wilmington, take Exit 7 marked "Route 52 South, Delaware Ave."

2.  From right lane, take Exit 7 onto Adams Street.

3. At the third traffic light on Adams Street, turn right. Follow sign marked "52 South, Business District."

4.  At the Delaware Ave. intersection, bear left, continuing on 11th Street.

5. Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street. Car Park is on left.

FROM ROUTE 202

1.  Follow Route 202 to I-95 intersection. Take I-95 South.

2. Take I-95 South, follow steps 2- 5 in first paragraph titled "From Philadelphia on I-95 South."

FROM NEW JERSEY (NEW JERSEY TURNPIKE)

1.  Take the New Jersey Turnpike South to Delaware Memorial Bridge.

2.  After crossing the Delaware Memorial Bridge, follow signs to I-95 North.

3. From I-95 North, follow steps 1- 5 in second paragraph titled "From Baltimore on I-95."

FROM DOWNSTATE DELAWARE

1.  Take Route 13 North, into Wilmington.

2.  Follow signs marked "North Business, Route 13" to the eighth traffic light.

3.  At the eighth light, make a left onto 10th Street.

4.  Follow 10th Street three blocks to Orange Street. Make a right on Orange.

5. Next block is 11th street. Turn right. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, continue on Orange Street. Car Park is on left.


                         YOUR ADMISSION TICKET IS BELOW


                                 [VLASIC LOGO]

                         Annual Meeting of Shareowners
                                 Hotel du Pont
                              11th & Market Street
                           Wilmington, Delaware 19801
                                December 5, 2000
                                   10:00 A.M.
                                ADMISSION TICKET

        /x/  PLEASE MARK YOUR VOTES
        AS IN THIS EXAMPLE.                                                 2861

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR IN ITEM 1 AND "FOR" ITEM 2.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR ITEMS 2.

          FOR          WITHHELD      If marked, vote is withheld from
                                       all nominees listed.
1. Election of
   Directors


For, except vote withheld from the following nominee(s):

NOMINEES FOR DIRECTOR:

01. Robert F. Bernstock,
02. Robert T. Blakely,
03. Morris A. Cohen,
04. Tristram C. Colket, Jr.,
05. Lawrence C. Karlson,
06. Donald J. Keller,
07. Shaun F. O'Malley


                                                FOR          AGAINST         ABSTAIN
2. Ratification of
   Appointment of
   Independent Accountants.

Please mark if you plan to attend the Annual Meeting.


Change of Address: Mark this box and see the reverse side.

Please sign EXACTLY as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                        ---------------------------------------

                                        ---------------------------------------
                                        SIGNATURE(S)                    DATE

        -- FOLD AND DETACH PROXY CARD HERE AND RETURN IN ENCLOSED ENVELOPE --


                         VLASIC FOODS INTERNATIONAL INC.

  ANNUAL MEETING OF SHAREOWNERS -- DECEMBER 5, 2000 -- 10:00 A.M., EASTERN TIME
          HOTEL DU PONT - 11TH & MARKET STREET - WILMINGTON, DELAWARE
                          VOTE BY TELEPHONE OR INTERNET
                            QUICK - EASY - IMMEDIATE

Vlasic Foods International encourages you to take advantage of two new cost-effective and convenient ways to vote your shares.

You may now vote your proxy 24 hours a day, 7 days a week, using either a touch-tone telephone or through the Internet. YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 12:00 MIDNIGHT NEW YORK TIME ON DECEMBER 4, 2000.

Your telephone or Internet vote authorizes the proxies named on the above proxy card to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:          ON A TOUCH-TONE TELEPHONE DIAL 1-877-PRX-VOTE
                        (1-877-779-8683) FROM THE U.S. AND CANADA OR DIAL
                        201-536-8073 FROM OTHER COUNTRIES.
                        You will be asked to enter the VOTER CONTROL NUMBER
                        located in the box just below the perforation on the
                        proxy card. Then follow the instructions.

                                             OR

VOTE BY INTERNET:       POINT YOUR BROWSER TO THE WEB ADDRESS:
                        http://www.eproxyvote.com/vl
                        Click on the "PROCEED" icon-- You will be asked to enter
                        the VOTER CONTROL NUMBER located in the box just below
                        the perforation on the proxy card. Then follow the
                        instructions.
                                             OR

VOTE BY MAIL:           Mark,  sign and date your proxy  card and  return it in
                        the postage-paid envelope. IF YOU ARE VOTING BY
                        TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY
                        CARD.